UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 13, 2007 (September 30, 2007)

ALLIED HEALTHCARE INTERNATIONAL INC.

(Exact Name of Registrant as Specified on its Charter)

New York

(State or Other Jurisdiction of Incorporation or Organization)

1-11570 (Commission File Number)	13-3098275 (IRS Employer Identification Number)

245 Park Avenue, New York, New York 10167 (Address of Principal Executive Offices)

(212) 750-0064
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

On September 30, 2007 Allied Healthcare International Inc. (the “Company”) disposed of its respiratory therapy division. The disposition was reported in a Form 8-K that was filed with the Securities and Exchange Commission on October 4, 2007. This Form 8-K/A amends the Form 8-K to supply pro forma financial information regarding the disposition

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro Forma Financial Information.

The pro forma financial information required to be filed in respect of the disposition by the Company of its respiratory therapy division is incorporated herein by reference to pages F-18 and F-19 of the Annual Report on Form 10-K of the Company in respect of its fiscal year ended September 30, 2007 that was filed with the Securities and Exchange Commission on December 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2007

ALLIED HEALTHCARE INTERNATIONAL INC.
By:	/s/ Marvet Abbassi
Name: Marvet Abbassi
Title: Financial Controller